DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	6 Months Ended
Jun. 30, 2016
Derivative Instruments and Hedging Activities [Absract]
Financial Instruments and Risk Management

NOTE 10 – Derivative instruments and hedging activities:

The following table summarizes the notional amounts for hedged items, when transactions are designated as hedge accounting:
	June 30,	December 31,
	2016	2015

	U.S. $ in millions

Forward starting interest rate swap - cash flow hedge	$3,750	$3,500
Treasury lock - cash flow hedge	1,500	500
Interest rate swap - fair value hedge	1,294	1,294
Cross-currency swap - cash flow hedge	588	588

The following table summarizes the classification and fair values of derivative instruments:
	Fair value
	Designated as hedging instruments		Not designated as hedging instruments
	June 30, 2016	December 31, 2015	June 30, 2016	December 31, 2015

Reported under	U.S. $ in millions

Asset derivatives:
Other current assets:
Forward starting interest rate swap - cash flow hedge	$-	$26	$-	$-
Option and forward contracts	-	-	18	25
Other non-current assets:
Cross-currency swaps - cash flow hedge	78	78	-	-
Interest rate swaps - fair value hedge	53	1	-	-

Liability derivatives:
Other current liabilities:
Forward starting interest rate swaps - cash flow hedge	(107)	(10)	-	-
Treasury locks - cash flow hedge	(67)	(5)	-	-
Option and forward contracts	-	-	(33)	(11)
Senior notes and loans:
Interest rate swaps - fair value hedge	-	(11)	-	-

Derivatives on foreign exchange contracts mainly hedge Teva's balance sheet items from currency exposure but are not designated as hedging instruments for accounting purposes. With respect to such derivatives, losses of $19 million and gains of $12 million were recognized under financial expenses-net for the six months ended June 30, 2016 and 2015, respectively, and losses of $33 million and $14 million were recognized under financial expenses-net for the three months ended June 30, 2016 and 2015, respectively. Such gains and losses offset the revaluation of the balance sheet items also recorded under financial expenses-net.

With respect to the interest rate and cross-currency swap agreements, gains of $9 million and $16 million were recognized under financial expenses-net for the six months ended June 30, 2016 and 2015, respectively and gains of $4 million and $7 million were recognized under financial expenses-net for the three months ended June 30, 2016 and 2015, respectively. Such gains mainly reflect the differences between the fixed interest rate and the floating interest rate.

Commencing the third quarter of 2015, Teva entered into forward starting interest rate swap and treasury lock agreements designated as cash flow hedges of the U.S. dollar debt issuance in July 2016, with respect to $3.75 billion and $1.5 billion notional amounts, respectively. These agreements hedged the variability in anticipated future interest payments due to possible changes in the benchmark interest rate between the date the agreements were entered into and the expected date of the U.S. dollar debt issuance in July 2016 (in connection with the closing of the Actavis Generics acquisition).

Certain of the forward starting interest rate swaps and treasury lock agreements matured during the first half of 2016, generating a loss of $336 million due to a decline in interest rates. This loss is recorded in other comprehensive (income) loss. In July 2016, in connection with the debt issuances mentioned in note 3, Teva terminated all of the forward starting interest rate swaps and treasury lock agreements. Termination of these transactions generated a total loss of $493 million, which includes the $336 million loss mentioned above, and will be settled by October 7, 2016. Upon completion of the debt issuance and settlement of the swap and treasury lock agreements, the change in fair value of these instruments recorded as part of other comprehensive income will be amortized under financial expenses-net over the life of the debt.